UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
August 4, 2006

HSI Asset Securitization Corporation Trust 2006-WMC1
(Issuing Entity)

HSI Asset Securitization Corporation
(Exact Name of Depositor as Specified in its Charter)

HSBC Bank USA, National Association
(Exact Name of Sponsor as Specified in its Charter)

HSI Asset Securitization Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-131607	20-2592898
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

452 Fifth Avenue New York, New York (Address of Principal Executive Offices)	10018 (Zip Code)

Registrant’s telephone number, including area code: (212) 525-8119

                                                  No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

This Form 8-K/A amends the Form 8-K of the Registrar dated August 4, 2006, and filed on August 21, 2006 and accepted on August 21, 2006 (the “Original Form 8-K”) for the purpose of filing an Execution copy of the Pooling and Servicing Agreement filed as Exhibit 4.1 to the Original Form 8-K.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

4.1
Pooling and Servicing Agreement dated as of July 1, 2006, among HSI Asset Securitization Corporation, as Depositor, WMC Mortgage Corp., as Originator, Wells Fargo Bank, N.A., as Servicer, Master Servicer, Securities Administrator and Custodian, Clayton Fixed Income Services Inc., as Credit Risk Manager, and Deutsche Bank National Trust Company, as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSI ASSET SECURITIZATION CORPORATION

By:	/s/ Andrea Lenox
Name: Andrea Lenox
Title: Vice President

Dated: September 27, 2006

EXHIBIT INDEX

Exhibit No.	Description

4.1
Pooling and Servicing Agreement dated as of July 1, 2006, among HSI Asset Securitization Corporation, as Depositor, WMC Mortgage Corp., as Originator, Wells Fargo Bank, N.A., as Servicer, Master Servicer, Securities Administrator and Custodian, Clayton Fixed Income Services Inc., as Credit Risk Manager, and Deutsche Bank National Trust Company, as Trustee.